GSI TECHNOLOGIES USA INC.



                                                                   April 9, 2003

                                    AGREEMENT
                                    ---------

GSI makes the following offer to MCSi regarding MCSi's proposals for building digital signage networks for strategic customers.

1.-  LICENSE  FEE:
     GSI  commits  to  supplying  licenses  for  the  use  of  its Digital Media
     Logistics  Suite  3.0  software  at  the  price  of US$200 per license (one
                                                                             ---
     license  per  player  and  one  screen  per  player)  +  18%  annually  for
     ---------------------------------------------------
     maintenance  and  support  fees  (regular  industry  standard).

     The above mentioned price is applicable to 12,500 licenses for strategic customers (at MCSi's discretion) over the next 24 months.

2.-  TOOLS

     The  Digital  Media  Administrator tool (DMA) and Digital Media Server tool
     (DMS), as specified in the document of GSI Digital Media Logistics Suite 3.0, are included at no extra charge.

3.-  CONDITIONS  OF  PAYMENT

          - 33.3% of contract value upon MCSi signing a contract with a customer.
          - Remaining payments based on schedule deployment, invoiced quarterly.

4.-  TRAINING  AND  SERVICE

     Included in the above mentioned price and fees:

          - Training on the use of Digital Media Logistics Suite 3.0 for a team of MCSi staff at the company's headquaters.
          -    Standard  Level  3  support.

5.-  ADDITIONAL  WORK  NOT  ITEMIZED  IN  THE  AGREEMENT

     This agreement is for delivery of GSI's Digital Media Logistics Suite 3.0 to MCSi.
     Any  additional  work  will  be  billed  at  US$1,000  per  day,  e.g.:

          - Customization of the license and development of a specific solution for any customer.
          - Or any additional work directly with the end-users, at the request of MCSi.


                                        1

                            GSI TECHNOLOGIES USA INC.
    400 ST-JACQUES WEST, SUITE 500, MONTREAL, QUEBEC, CANADA, H2Y 1S1 TEL (514)
                           282-9292 FAX (514) 282-0711
                               WWW.GSITECHUSA.COM


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6.-  COMMITMENT

     GSI guarantees the above-mentioned price based on MCSi's guidance for up to 12,500 units for any customer. If the total quantity of licenses were to be above 12,500, the price per license would then be subject to negotiation based on the regular market price charged by GSI (or another price negotiated and agreed upon by GSI and MCSi).

7.-  VALIDITY  OF  AGREEMENT

     This offer is valid for a total of 12,500 licences for MCSi customers, at MCSi's discretion, for the next 24 months, starting April 15, 2003 until April 14, 2005.






------------------------------------             -------------------------------
J.-Michel de Montigny                            Gary C. Quasebarth
Product, sales and marketing Manager             Vice President of Technology
GSI Technologies USA inc.                        Digital Signage Group
                                                 MCSi




N.B. THIS  VERSION REPLACES THE ONE REVISED, AGREED UPON AND INITIALIZED BY
     BOTH  PARTIES  AT  NAB  2003  IN  LAS  VEGAS.




                                        2

                            GSI TECHNOLOGIES USA INC.
    400 ST-JACQUES WEST, SUITE 500, MONTREAL, QUEBEC, CANADA, H2Y 1S1 TEL (514)
                           282-9292 FAX (514) 282-0711
                               WWW.GSITECHUSA.COM


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